Exhibit 10.1

EXECUTION COPY

CONFIDENTIAL

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

This FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”), dated as of March 17, 2020, is made and entered into by and among PACIFIC ETHANOL CENTRAL, LLC, a Delaware limited liability company (the “Seller”), PACIFIC AURORA, LLC, a Delaware limited liability company (the “Company”), and AURORA COOPERATIVE ELEVATOR COMPANY, a Nebraska cooperative company (“Buyer”). Seller, the Company and Buyer are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, the Parties entered into that certain Membership Interest Purchase Agreement dated as of February 28, 2020 (the “Agreement”), pursuant to which Buyer will purchase from Seller, and Seller will sell to Buyer, all of the Company Interests, subject to and in accordance with the terms of the Agreement; and

WHEREAS, the Parties now desire to amend certain provision of the Agreement relating to the Transition Services Agreement, the Seller Financing, and the Closing.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties hereby agree as follows:

1. Definitions. Except as otherwise expressly provided herein, all capitalized terms used in this Amendment and not defined herein shall have the respective meanings ascribed thereto in the Agreement.

2. Amendments to Agreement. The Agreement is hereby amended as follows:

(a) Certain Definitions. The definitions of (i) “Seller Deed of Trust (Negotiable Note)”, (ii) “Seller Deed of Trust (Non-Negotiable Note)”, (iii) “Seller Negotiable Note” and (iv) “Seller Non-Negotiable Note” in Article 1 of the Agreement are each amended by deleting “Buyer” and replacing “Company” in substitution therefor.

(b) Transition Services. Section 6.12 of the Agreement is amended by deleting “March 17, 2020” and replacing “March 31, 2020” in substitution therefor.

3. Extension of Target Closing Date. The Parties acknowledge, agree and confirm that pursuant to Section 12.1(b) of the Agreement, the Target Closing Date is hereby extended to March 31, 2020.

4. References to Agreement. All references in the Agreement to “this Agreement” shall be deemed to refer to the Agreement as amended hereby, and any and all references in any of the Ancillary Agreements to the Agreement shall be deemed to refer to the Agreement as amended hereby; provided, however, references to “the date of this Agreement”, “the date hereof” and similar references shall continue to refer to the original date of the Agreement and not to the date of this Amendment.

5. Ratification; Continuing Effect of the Agreement. This Amendment shall only amend and modify the Agreement to the extent specifically provided herein. In all other respects, the Agreement is hereby ratified and confirmed and remains in full force and effect and shall not be altered by any provisions herein contained. In the event of any conflict or inconsistency between the provisions of the Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

6. Representations and Warranties. Each Party hereto represents and warrants that (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) it has full power and authority to enter into this Amendment and to perform its obligations hereunder; (c) the execution and delivery of this Amendment by it and the performance by it of its obligations hereunder have been duly and validly authorized by all necessary action; and (d) it has not relied on any representation, warranty, covenant, understanding, agreement, written or oral, discussions, or negotiation not expressly contained herein or in the Agreement in entering into this Amendment.

7. No Third-Party Beneficiaries. Except as expressly provided herein, this Amendment shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

8. Entire Agreement. This Amendment and the Agreement (including the documents and the instruments referred to therein) shall together constitutes the entire agreement among the Parties and shall supersede any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

9. Successors and Assigns. Subject to Section 13.3 of the Agreement, this Amendment shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

10. Counterparts. This Amendment may be executed in any number of counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed an original, but all of which shall be considered one and the same agreement, and shall become effective when each Party has received counterparts signed by each of the other Parties, it being understood and agreed that delivery of a signed counterpart signature page to this Amendment by facsimile transmission, by electronic mail in portable document format (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute valid and sufficient delivery thereof.

11. Headings. The title of and the section and paragraph headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of any of the terms or provisions of this Amendment.

12. Further Amendments; Waiver. Subject to applicable Law, this Amendment may not be amended, modified or supplemented except by an instrument in writing signed by the Parties. Any agreement on the part of a Party to any waiver of any of the provisions of this Amendment shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any Party to this Amendment to assert any of its rights under this Amendment or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise of any such rights preclude any other or further exercise thereof.

13. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction is invalid, illegal, void, unenforceable or against regulatory policy, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Amendment are consummated as originally contemplated to the greatest extent possible.

14. Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Membership Interest Purchase Agreement on the date first above written.

SELLER:

PACIFIC ETHANOL CENTRAL, LLC,
a Delaware limited liability company

By:	/s/ Neil M. Koehler
Name:	Neil M. Koehler
Title	Chief Executive Officer

COMPANY:

PACIFIC AURORA, LLC,
a Delaware limited liability company

By:	/s/ Neil M. Koehler
Name:	Neil M. Koehler
Title	Chief Executive Officer

BUYER:

AURORA COOPERATIVE ELEVATOR COMPANY, a Nebraska cooperative corporation

By:	/s/ Christopher J. Vincent
Name:	Christopher J. Vincent
Title:	Chief Executive Officer

Signature Page To First Amendment To Membership Interest Purchase Agreement